SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):      June 9, 1995
    --------------------------------------------------------------------
                                                          (June 9, 1995)


                       Ames Department Stores, Inc.
           -----------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)



           1-5380                                04-2269444
    ------------------------         ---------------------------------
    (Commission File Number)         (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut              06067-0801
    ----------------------------------------               ----------
    (Address Of Principal Executive Offices)               (Zip Code)



                              (203) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)






                          Exhibit Index on Page 4

                     Page 1 of 7 (Including Exhibits)

Item 5: OTHER EVENTS
        ------------


            Beginning on June 9, 1995, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and seventeen weeks ended May 27, 1995. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

            Sales for the four weeks ended May 27, 1995 were $.9 million below the projections contained in the Form 8-K dated February 16, 1995 (the "Plan") primarily due to below Plan sales performance in apparel. EBITDA (as defined in Exhibit 20) for the four weeks was $.7 million better than Plan and $.8 million above last year. The EBITDA improvement over Plan was due to lower-than-planned expenses and higher-than-planned other income and property gains, partially offset by an unfavorable gross margin rate. Store, advertising and home office expenses were below Plan during May. The gross margin rate was negatively impacted by the discounts related to the "55 Gold" senior citizen discount program. During May, the company sold a previously closed warehouse and realized a gain of $.8 million.

            Sales for the seventeen weeks ended May 27, 1995 were $6.3 million below Plan primarily due to below Plan sales performances in womens and childrens apparel and home goods. The year-to-date EBITDA was $.5 million better than Plan and $2.0 million above last year. The EBITDA results for the seventeen weeks reflected the favorable impact of lower-than-planned expenses and higher-than-planned other income and property gains, partially offset by an unfavorable variance in gross margin dollars. Year-to-date store, advertising and home office expenses were below Plan for the seventeen weeks. The gross margin was negatively impacted by the below Plan sales performance and a lower-than-planned gross margin rate. The gross margin rate was below Plan because of higher-than-planned markdowns and the impact of the senior citizen discount program.

            Cash and cash equivalents as of May 27, 1995, were $60.6 million less than cash and cash equivalents at the end of the comparable period in the prior year. A year ago, the balance in cash and cash equivalents included $54.3 million in restricted cash required to collateralize the Company's outstanding letters of credit under the Company's previous revolving line of credit. This restricted cash was used to retire long-term debt in conjunction with the Company's
        June 1994 working capital refinancing.

            As of May 27, 1995, merchandise inventories were $20.5 million above Plan primarily due to higher-than-planned inventories in apparel, home entertainment and toys. Trade payables were $27.7 million above Plan primarily due to improved payment terms. Outstanding borrowings under the Company's revolving line of credit were $17.4 million below Plan primarily due to the net effect of the above factors.

            The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 28, 1995, the Company's Form 10-Q for the first fiscal quarter ended April 29, 1995 and the Company's Form 8-K dated February 16, 1995. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

            Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent certified accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        ----------------------------------------------------------
        EXHIBITS
        --------


        Exhibit:  20   Unaudited Financial Summary Results for the
                       Four and Seventeen Weeks Ended May 27, 1995.

                          INDEX TO EXHIBITS
                          -----------------







     Exhibit No.                Exhibit                          Page No.
     -----------                -------                          --------


       20            Unaudited Financial Summary Results            6
                     for the Four and Seventeen Weeks
                     Ended May 27, 1995.

                              SIGNATURES
                              ----------



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                 AMES DEPARTMENT STORES, INC.
                                          Registrant





Dated: June 9, 1995              By: /s/ Joseph R. Ettore
                                     ----------------------------
                                     Joseph R. Ettore
                                     President, Director, and
                                     Chief Executive Officer




Dated: June 9, 1995              By: /s/ John F. Burtelow
                                     ----------------------------
                                     John F. Burtelow
                                     Executive Vice President,
                                     Chief Financial Officer




Dated: June 9, 1995              By: /s/ William C. Najdecki
                                     ----------------------------
                                     William C. Najdecki
                                     Senior Vice President,
                                     Finance